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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 16, 2002




                                Syntroleum Corp.
             (Exact name of registrant as specified in its charter)

               Delaware                                0-21911                              73-1565725
    (State or other jurisdiction of            (Commission File Number)                  (I.R.S. Employer
            incorporation)                                                            Identification Number)



    1350 South Boulder, Suite 1100                                    74119-3295
          Tulsa, Oklahoma                                             (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (918) 592-7900

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Item 4.  Changes in Registrant's Certifying Accountants.

         Based on the recommendation of the Audit Committee, on July 16, 2002, the Board of Directors of Syntroleum Corporation ("Syntroleum"), approved the dismissal of its independent auditors Arthur Andersen LLP ("Andersen") and engaged Grant Thornton LLP to serve as Syntroleum's independent auditors for the fiscal year ending December 31, 2002.

         Andersen's reports on the consolidated financial statements of Syntroleum for the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and the subsequent interim period through July 16, 2002, there were no disagreements between Syntroleum and Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report on Syntroleum's financial statements for such periods; and there were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

         Syntroleum has not, during its two most recent fiscal years or the subsequent interim period through July 16, 2002, consulted with Grant Thornton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on Syntroleum's financial statements, or (ii) any other matters or reportable events as listed in Item 304(a)(2)(ii) of Regulation S-K

         Syntroleum has provided Andersen with a copy of the foregoing disclosures and has received notice that Andersen no longer provides the letter required by item 304(a)(3) confirming whether it agrees or disagrees with such disclosures, except in certain limited instances when a partner remaining with Andersen has knowledge of information that would suggest the disclosures are incomplete or misleading. Syntroleum has been advised that Andersen will not provide such a letter, and therefore relies on the provisions of Item 304T(b)(2) to excuse its inability to comply with the requirements of Item 304(a)(3).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SYNTROLEUM CORPORATION


                                        By:  /s/ Kenneth L. Agee
                                             -----------------------------------
                                             Kenneth L. Agee
                                             Chief Executive Officer

Date: July 22, 2002

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